T. ROWE PRICE
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 Real Estate Fund, Inc.

 Supplement to prospectus dated May 1, 1999
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 Effective January 1, 2000, the footnote to Table 2 on page 4 of the prospectus will be revised with the following to reflect the extension of the fund's expense ratio limitation:

 /a/
   To limit the fund's expenses during its initial period of operations, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through December 31, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 1.00%. Effective January 1, 2000, T. Rowe Price agreed to extend this expense limitation for a period of two years through December 31, 2001. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.00%; however, no reimbursement will be made after December 31, 2001 (for the first agreement), or December 31, 2003 (for the second agreement), or if it would result in the expense ratio exceeding 1.00%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.
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 The date of this supplement is January  1, 2000.
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                                                                F12-041 01/01/00